UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 12, 2010

CANTEL MEDICAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-31337	22-1760285
(State or other jurisdiction	(Commission	(IRS Identification
of incorporation)	File Number)	Number)

150 Clove Road, Little Falls, New Jersey	07424
Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 890-7220

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e)            Compensatory Arrangements of Certain Officers

On February 12, 2010, Cantel Medical Corp. (the “Company”) entered into Executive Severance Agreements and Confidentiality and Non-Competition Agreements with Andrew A. Krakauer (President and Chief Executive Officer), Seth R. Segel (Executive Vice President), Craig A. Sheldon (Senior Vice President, Chief Financial Officer and Treasurer), Eric W. Nodiff (Senior Vice President, General Counsel and Secretary), and Steven C. Anaya (Vice President and Controller).  On the same date, Minntech Corporation (“Minntech”), a subsidiary of the Company, entered into an Executive Severance Agreement and a Non-Competition Agreement with Roy K. Malkin (President and Chief Executive Officer of Minntech).  Said Executive Severance Agreements are referred to herein as the “Severance Agreements,” said “Confidentiality and Non-Competition Agreements are referred to herein as the “Non-Compete Agreements,” and Messrs. Krakauer, Segel, Sheldon, Nodiff, Anaya and Malkin are referred to herein as the “Executives.”  All of the Severance Agreements and all of the Non-Compete Agreements are based on the same form of agreements.  A summary of the material terms of the Agreements is as follows:

Term:  The Severance Agreements commence as of January 1, 2010 and continue through July 31, 2010; however on August 1 of each year, the term extends by one year unless either the Company (which for purposes of Mr. Malkin’s agreement refers to Minntech) or the Executive has provided at least 6 months’ notice that the term will not be extended. However, if a Change of Control (as defined in the Severance Agreements) occurs, the term will not end before the second anniversary of the Change in Control.

Accrued Compensation:  Upon termination of employment for any reason, the Executive will be entitled to his (a) earned but unpaid base salary through the termination date, (b) accrued and unused paid time off (PTO) through the termination date, and (c) reimbursement of expenses.

Non-Change of Control Severance: Subject to certain conditions (e.g., signing a Release), if an Executive is terminated (i) by the Company without cause or (ii) by the Employee for Adequate Reason (as defined in the Severance Agreement), then the Executive will be entitled to the following, unless termination occurs during a Change in Control Coverage Period (as defined in the Severance Agreements and described below):

(a)           One year’s base salary (18 months in case of CEO), paid in a lump sum.

(b)           If the termination occurs subsequent to a fiscal year end in which the Executive did not yet receive his earned bonus, then the Executive will be entitled to his bonus to the extent earned under his applicable bonus plan.

(c)           For the partial fiscal year in which the termination occurs, the Executive will be entitled to a pro-rata portion (based on number of days worked in fiscal year) of his bonus to the extent earned under his applicable bonus plan.

(d)           The most current tranche of unvested options and restricted stock will vest on a pro rata basis through the termination date.

(e)           12 months of COBRA benefits.

(f)            12 months of outplacement services, up to $20,000.

Change of Control Severance: Subject to certain conditions (e.g., signing a Release), if an Executive is terminated during a Change in Control Coverage Period (generally, the period commencing 6 months prior to a Change in Control and ending 2 years following a Change in Control), the Executive will be entitled to the following compensation if (A) the Company terminates the Executive’s employment (other than a termination for Cause or death), or (B) the Executive voluntarily terminates his employment for Adequate Reason or Good Reason (as such terms are defined in the Severance Agreements):

(a)           Two times the sum of the Executive’s base salary and target bonus (or if higher, the average of the prior two years’ bonuses).

(b)           If the termination occurs subsequent to a fiscal year end in which the Executive did not yet receive his earned bonus, then the Executive will be entitled to his target bonus for such fiscal year.

(c)           For the partial fiscal year in which the termination occurs, the Executive will be entitled to a pro-rata portion (based on number of days worked in fiscal year) of his target bonus for such partial fiscal year.

(d)           12 months of COBRA benefits.

(e)           Continuation of term life insurance policy for 24 months.

(f)            12 months of outplacement services, up to $20,000.

(g)           Reimbursement of income taxes payable in connection with benefits under (d), (e) and (f) above.

Termination of Employment by the Company: The Company may cause a Termination of an Executive’s Employment for Unacceptable Performance at any time other than during a Change in Control Coverage Period. The Board must provide the Executive with a notice of termination specifying the specific acts or failures constituting Unacceptable Performance, accompanied by a resolution adopted by a 2/3 Board vote. The Executive will have the ability to cure if the act of failure is correctable.

The Company may cause a Termination of the Executive’s Employment for Cause at any time.  The Board must provide the Executive with a notice of termination specifying the specific acts or failures constituting Cause, accompanied by a resolution adopted by a ¾ Board vote. The Executive will have the ability to cure if the act of failure is correctable.

In the case of a termination due to disability or death, the Company will continue to pay the Executive’s base salary for a 3-month period.

Clawback:  If an Executive intentionally and materially breaches any provision of the Non-Compete Agreement and fails to cure such breach (if curable) within thirty (30) days, he shall promptly repay to the Company any and all severance amounts previously paid to him under the Severance Agreement.

Disputes: In any judicial or other proceedings in which the Executive’s right to, or the amount of, benefits is disputed, the ultimate burden of proof will be on the Company.  In addition, the Company will be obligated to pay all reasonable out-of-pocket expenses, including reasonable legal fees and legal expenses, incurred by an Executive in connection with any proceeding to enforce the Severance Agreement or to construe, determine, or defend the validity of the Severance Agreement.

Non-Competition:  the Non-Compete Agreements require the Executives to comply with confidentiality, non-compete and non-solicitation covenants.

The summary of the Severance Agreements and Non-Compete Agreements in this Current Report on Form 8-K is qualified in its entirety to the full text of the agreements, the same (for NEOs) being attached hereto as Exhibits and incorporated herein by reference.

Item 9.01                Financial Statements, Pro-Forma Financial Information and Exhibits

(d)                                 Exhibit

10.1                           Executive Severance Agreement between Registrant and Andrew A. Krakauer.

10.2                           Executive Severance Agreement between Registrant and Seth R. Segel.

10.3                           Executive Severance Agreement between Registrant and Craig A. Sheldon.

10.4                           Executive Severance Agreement between Registrant and Eric W. Nodiff.

10.5                           Executive Severance Agreement between Minntech Corporation and Roy K. Malkin.

10.6                           Confidentiality and Non-Competition Agreement between Registrant and Andrew A. Krakauer.

10.7                           Confidentiality and Non-Competition Agreement between Registrant and Seth R. Segel.

10.8                           Confidentiality and Non-Competition Agreement between Registrant and Craig A. Sheldon.

10.9                           Confidentiality and Non-Competition Agreement between Registrant and Eric W. Nodiff.

10.10                     Confidentiality and Non-Competition Agreement between Minntech Corporation and Roy K. Malkin.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANTEL MEDICAL CORP.

By:	/s/ Andrew A. Krakauer
Andrew A. Krakauer
President and CEO

Dated:  February 12, 2010